SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            June 18, 1998
                            -------------
                            Date of Report
                  (Date of Earliest Event Reported)

                          SEAFOODS PLUS, LTD.
                          -------------------
       (Exact Name of Registrant as Specified in its Charter)

     Utah                 0-21853                   87-0413539
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction)


                      110 Commerce Drive
                 Allendale, New Jersey 07401
           (Address of Principal Executive Offices)


                  Registrant's Telephone Number
                      (201) 236-1100

                 5525 South 900 East, Suite 110
                   Salt Lake City, Utah 84117
 (Former Name or Former Address if changed Since Last Report)

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Item 1.   Changes in Control of Registrant.

          (a) Pursuant to an Agreement and Plan of Reorganization dated June 5, 1998 (the "Plan"), between the Registrant; Cadapult Graphic Systems, Inc., a New Jersey corporation ("Cadapult"); all of the stockholders of Cadapult (the "Cadapult Stockholders"); Jenson Services, Inc., a Utah corporation ("Jenson Services"); and Duane S. Jenson and Jeffrey D. Jenson (collectively, the "Jensons"), the Cadapult Stockholders became the controlling stockholders of the Registrant in a transaction viewed as a reverse acquisition, and Cadapult became a wholly-owned subsidiary of the Registrant. The Plan was treated as a recapitalization of Cadapult for accounting purposes, and the closing date of the Plan was June 18, 1998.

          The Plan was adopted, ratified and approved by the Board of Directors of the Registrant, and by the Board of Directors of Cadapult and all of the Cadapult Stockholders.

          The source of the consideration used by the Cadapult Stockholders to acquire their respective interest in the Registrant was the exchange of 100% of the outstanding common stock of Cadapult pursuant to the Plan.

          The basis of the "control" by the Cadapult Stockholders is stock ownership. See the table below under Paragraph (b) of this Item.

         Jenson Services and the Jensons were the former principal stockholders of the Registrant. Prior to the completion of the Plan, they collectively owned 496,080 shares of the Registrant's common stock, or 77.8% of its issued and outstanding shares.

          Pursuant to the Plan, the Registrant was required:

          1. To issue 1,650,000 shares, pro rata, to the Cadapult Stockholders, in exchange for all of the outstanding shares of common stock of Lucas;

          2. Following resignations, in seriatim, of the directors and executive officers of the Registrant, to designate and elect, in seriatim, Michael W. Levin, Paul Baker and Frances Blanco, as
directors of the Company, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignation or termination, and to elect Michael W. Levin Chairman of the Board of Directors and President and Chief Executive Officer
of the Company, and Frances Blanco as its Secretary/Treasurer.   These
persons served in the same capacities for Cadapult prior to the completion of the Plan.

          Taking into account the shares issued to the Cadapult Stockholders, there are or will be 2,287,518 outstanding shares of common stock of the Registrant as a result of the foregoing transaction.

          A copy of the Plan, including any material exhibits and related instruments, accompanies this Report, and, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7.

          (b) The following table contains information regarding shareholdings of the Registrant's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock, after taking into account the completion of the Plan, to wit:

                                             Amount and Nature         Percent
                                               of Beneficial             of
     Name                    Title               Ownership              Class

Michael W. Levin    President, CEO                1,548,450*            67.7%
                    Director

Frances Blanco      Secretary/Treasurer              40,775              1.8%
                 Vice President
                    Director

Duncan Huyler    Vice President                   40,775              1.8%

Paul Baker          Director                         67,500              3.0%

All directors and executive officers
as a group (3)                                                          74.3%

        *     A total of 32,000 of these shares are owned of record by Nathan
M. Levin (16,000 shares) and Tyler W. Levin (16,000 shares), Mr. Levin's minor children.

Item 2.  Acquisition or Disposition of Assets.

         (a) See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the directors and executive officers of the Registrant and the Cadapult Stockholders, and the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of Cadapult; its management; and the potential benefit to the stockholders of the Registrant. The Board of Directors determined in its good faith that the consideration for the exchange was reasonable under these circumstances.

         No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in Cadapult prior to the completion of the Plan.

         (b) The Registrant, through its wholly-owned subsidiary, Cadapult, intends to continue the business operations formerly conducted by Cadapult,
which are described below under the caption Business.   Also see the financial
statements of Cadapult accompanying this Report, which are described in Item 7, for a description of any assets of Cadapult and a description of its facilities.

                                 Business

       The Registrant, through its wholly-owned New Jersey subsidiary, Cadapult, is engaged in the business of providing computer graphics systems, peripherals, supplies and service to visual communicators and graphic professionals. Cadapult is a value-added dealer of computer graphics equipment and supplies, including animation and design software and workstations, publishing software and workstations, file servers, networks, color scanners and color printers and copiers. Cadapult's market includes advertising and marketing companies, printers, quick print shops, service bureaus, animators and industrial designers, as well as the broad corporate market for color printers.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None; not applicable.

Item 5.  Other Events.

         See Item 1.

Item 6.  Resignations of Directors and Executive Officers.

         As a result of the completion of the Plan, Kathleen L. Morrison, Jason Osborne and Terry Hardman resigned as the directors and executive officers of the Registrant, and designated, in seriatim, the directors and executive officers of Cadapult to serve in the same capacities in which they served at Cadapult, until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignation or termination. See Item 1(a).

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

            The financial statements for the acquired business are not available at this time. The required financial statements and pro forma financial statements will be filed as soon as practicable, but no later than 60 days after the filing of this intial report on Form 8-K. See Exhibit E of the Agreement and Plan of Reorganization.

            Exhibits.

                                                 Exhibit
Description of Exhibit*                          Number

Agreement and Plan of Reorganization              2

    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None; not applicable.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SEAFOODS PLUS, INC.

Date: 7/6/98                 By:/S/Michael W. Levin
     ---------               -------------------------------
                             Michael W. Levin
                             President, CEO and Director

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